EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Environment Ecology Holding Co. of China for the fiscal year ended June 30, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, Liu, Sheng Li, Chief Executive Officer of the registrant, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

* the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Liu, Sheng Li
Liu, Sheng Li
President and Chief Executive Officer,

Date: October 8, 2008

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.